Cowen and Company
32nd Annual Health Care Conference

March 6, 2012



Omnicare

Forward-Looking Statements

Forward-looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Reconciliation to GAAP

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted under "Supplemental Financial Data" in the Investor Relations section of our Web site at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Fundamental Objective

Focused on Growth and Creating Value

Value Creation

- Specialty Care Group
- Long-Term Care Group
- Cash Flow Generation
- Capital Allocation Strategies

Sizing Up the Business *(in $ millions)*


2011
Revenue
$5,123.5
$1,044.2
$15.3
2011
Adjusted Operating Income(1)
$99.6
($141.8)
$546.9
Long-Term Care Group
Specialty Care Group
Other/Corporate (Includes Interest Expense)

Long-Term Care and Specialty Care represent two platforms for growth

1. Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under 'Supplemental Financial Information' from the 'Investors' page

Transitioning to an Operations-Driven Company

Focus on Three Core Operating Objectives

- **Establish**
  organic growth within our Long-Term Care Group
- **Create**
  more standardization across the company
- **Reposition**
  Specialty Care Group for an elevated level of growth



Transitioning to an Operations-Driven Company
Establish Organic Growth within LTC



Quarterly Net Organic Bed Gain/Loss 2011 vs. 2010
8,000
0
(8,000)
(16,000)
(24,000)
(15,120)
(8,595)
43.2% better than 2010
(23,612)
(10,236)
56.6% better than 2010
(14,576)
(8,071)
44.6% better than 2010
(16,354)
1,604
0.2% Net Bed Growth
Q1
Q2
Q3
Q4
2010 Net Organic Bed Gain/Loss
2011 Net Organic Bed Gain/Loss

In 4Q11, Omnicare achieved net organic bed growth for the first time in 33 quarters

Transitioning to an Operations-Driven Company
Creating More Standardization

- Operating efficiencies
  - Benchmarking
  - Insourcing
  - Six Sigma-Focused Culture
- Technological improvements
  - Automation
  - Customer-facing technology
  - Medication availability
  - ONE System



ALV/ULV Estimated Script Volume as % of Omnicare's Long-Term Care Scripts
80%
60%
40%
20%
0%
18.5%
23.3%
43.0%
63.4%
71.2%
2011
2012
2013
2014
2015

Standardization opportunities expected to be a longer-term growth driver and customer experience enhancement

Customer-Facing Technologies
Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Specialty Drug Market Characteristics
Unique Solutions to Complex Disease States

- Specialty product characteristics
  - Annual cost of therapy ($25,000 to $150,000 per year)
  - Patient population (ranging from hundreds to 250,000)
  - Route of administration (frequently injected or infused)
  - Chronic disease states
  - All branded products
- Rapidly growing market sector
  - 22% market share increase from 2008 to 2010[1]
  - 15.4% growth rate in 2010 [2]



2010 FDA Approvals
40
30
20
10
0
New Products
New Indications
Specialty
Non-Specialty



Specialty Drug Utilization – Total Prescriptions(3)
65M
57M
49M
41M
33M
44.6M
61.7M
2006
2015E

1. URAC, Inc.; Specialty Pharmacy White Paper; The Patient Centered Outgrowth of Specialty Pharmacy
2. Source: Pembroke Consulting 2011-12 Economic Report on Retail and Specialty Pharmacies on pharmacy dispensing revenues from specialty drugs
3. Source: IMS – Total US Pharma Prescriptions

Specialty Care Group

Business Model, Economics Vary Depending Upon Operational Platform

	Brand Support Services	Supply Chain Solutions	Patient Support Services	Specialty Pharmacy	End of Life Care
Customer	Manufacturer			Third Party Payers	Hospices
Revenue	Fee for Service Model			Buy/Sell Model	Per Diem Model
Product	Manufacturer owns the product			SCG owns the product	

Transitioning to an Operations-Driven Company

Repositioning Specialty Care Group for Elevated Growth

Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
  - Investments made in manufacturer-focused sales organization
  - Platform-specific experts added to expand breadth of knowledge
- Expanding into other specialty-focused platforms
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities

Annual growth rate for Omnicare's specialty care businesses exceeds 20%(1)

1. Based on full-year 2011 results

Compelling Avenues for Growth


Organic Growth
Long-Term Care Growth Opportunity
Adjacent Markets
Aging Population


New Therapeutic Categories
Specialty Care Growth Opportunity
Industry Growth Rates
New Operating Platforms

Efficient capital allocation strategies intended to augment growth initiatives

Fourth Quarter 2011 Highlights

- Gross profit increased 3.9% sequentially to $359.7M on 0.8% increase in sales
  - Gross margin sequentially higher by 69 bps to 23.1%, reflecting a higher generic dispensing rate
- Adjusted EBITDA[(1)] increased 3.6% sequentially to $162.9M
- Adjusted EPS[(1)] of $0.58 vs. $0.54 in 3Q11 and $0.51 in 4Q10
- Cash flows from continuing operations of $101.5M increased 1.8% over 4Q10
- Scripts up 1.7% sequentially; 0.3% lower than 4Q10
  - Utilization up sequentially due to seasonality, while occupancy rates remain weak
  - Generic dispensing rate increased 70 bps sequentially to industry-leading 79.3%
- Qtr. Ending number of beds up 2,000 sequentially
  - Bed losses improved 27% sequentially and 42% over 4Q10
  - Organic bed growth in LTC for first time in 33 quarters
- $24.5 million returned to shareholders through share repurchases and dividends – 28.6% of CFFO returned to shareholders in 2011

1. Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Focus on Cash Flow

Significant Amount of Earnings Converted into Cash Flow

Adjusted EBITDA from Continuing Operations[1] vs. Cash Flows [2][3]
(in $ millions)


$700
$600
$500
$400
$300
$677.0
$480.7
$440.8
$598.2
$368.9
$332.5
$612.6
$549.4
$469.4
2009
2010
2011
EBITDA
CFFO
FCF

Record cash flows from continuing operations of $549 million in 2011

1. Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page
2. Excludes discontinued operations.
3. Free cash flow = cash flow from continuing operations less capital expenditures and dividends paid. Free cash flow does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations. A reconciliation of free cash flow to net cash flows from operating activities is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.

Efficient Capital Deployment to Augment Growth Initiatives

- Capital Expenditures
- Capital Return to Shareholders
- Capital Allocation
- Debt Repayment
- Additive Acquisitions

Cash flow generation is expected to be redeployed toward growth drivers

Capital Allocation
Putting Significant Cash Flows to Work



Capital Returned to Shareholders(1)
(in millions, except %s)
$180
$135
$90
$45
$0
8.0%
6.0%
4.0%
2.0%
0.0%
2009
2010
2011
Dividends Paid
YTD Share Repurchases
% Returned

28.6% of cash flows from operating activities of continuing operations returned to shareholders in 2011

1. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/11 Market Capitalization of $3,915.7 million

Longer-Term Targets [1]

	Target
• Adjusted Diluted EPS (old methodology)	Double-digit CAGR for the three years ending 2013
• Adjusted Diluted Cash-Based EPS	High single-digit CAGR for the two years ending 2013
• Cash Flow from Operations	$400-$500 million annually
• Capital Returned to Shareholders	Approximately 25% per year[2]
• Capital Structure	Focus on continued debt reduction, management of maturity schedules

1. Not intended to represent expectations for any given year.
2. Subject to availability, Board approval of share repurchases and/or dividends. The number could vary by year based on available acquisitions and capital expenditure plans.

Omnicare's Fundamental Objective

Focused on Growth and Creating Value

Value Creation

- Specialty Care Group
- Long-Term Care Group
- Cash Flow Generation
- Capital Allocation Strategies

Cowen and Company
32nd Annual Health Care Conference

March 6, 2012



Omnicare